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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

October 25, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2004. The net asset value at that date was $21.13. During the quarter, three $0.12 per share monthly dividends were declared and paid to common shareholders. In addition, three monthly dividends of $0.12 per share were declared and will be paid on October 29, 2004, November 30, 2004, and December 31, 2004.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Premium Income Realty Fund had a total return, based on income and change in net asset value, of 9.3%. Based on the market price of the fund's shares, which ended the quarter at $18.98, the fund's total return was 10.9% (The fund's common stock is traded on the New York Stock Exchange, and its share price can differ from its net asset value). This compares to the NAREIT Equity REIT Index(a) and Morgan Stanley REIT Preferred Index'sa total return of 8.2% and 5.7%, respectively. For the nine months ended September 30, 2004, the fund's total return was 15.6% (8.1% based on the fund's market price), compared to the NAREIT Equity REIT Index and Morgan Stanley REIT Preferred Index returns of 14.2% and 4.4%, respectively. The fund's asset mix at the end of the quarter was 86% REIT common stocks, 13% preferred and other fixed income investments (with the remaining 1% in cash).

    In the third quarter of 2004, REITs enjoyed a strong rebound from the second quarter correction. In fact, the NAREIT Equity REIT Index went on to surpass its late March highs on the basis of investor views about a number of factors, such as the strength of continuing economic growth, improving real estate fundamentals and rising real estate asset values. In April and early May, REIT prices fell 18% as many investors believed that REITs were overvalued and that interest rates were the most important determinant of REIT stock prices. A rising interest rate environment, as conventional wisdom surmised, must be negative for REITs.

    Since mid-May, however, REITs have returned 24%. The reasons, we believe, are clear. There is a real economic recovery underway in the United States, as well as a recovery in real estate fundamentals. We view this recovery as broad-based, with solid GDP growth and material job growth. Yet it has taken many by surprise, particularly those who thought that a stronger economy, as evidenced by the March payroll report, and accompanying higher interest rates would be negative for REITs. This recovery has resulted in higher occupancy levels for most property types, higher-than-expected reported earnings for REITs, higher earnings expectations in the future, and higher real estate asset values.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization-weighted total-return index of perpetual preferred securities of all equity REITs.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    Consistent with our investment thesis, the more cyclical property types -- office, industrial, apartment, hotel and self-storage -- demonstrated some of the largest improvements in fundamentals. For example, office REIT occupancy levels were flat in the first quarter but then improved by 0.5% in the second quarter. Apartment revenues were flat in the first quarter and up 0.3% in the second quarter. Industrial occupancies swung from a decline of 0.4% in the first quarter to an increase of 0.7% in the second quarter. Mixed office/ industrial REITs' occupancies declined 0.1% in the first quarter and increased 1.1% in the second quarter.

    Commensurate with the fundamental climate, REITs experienced earnings growth in the first quarter that was essentially flat, and essentially in-line with consensus expectations. In the second quarter, however, REIT earnings growth not only accelerated, but pulled meaningfully away from subdued expectations. Whereas the consensus expectation for the second quarter called for 1.6% earnings growth across the REIT sector, actual reported earnings instead increased by 3.8%. The more economically sensitive property types experienced the greatest acceleration in earnings growth and many swung from a year-over-year decline to a year-over-year increase in earnings for the first time in many quarters. Reported cash flow growth per share in the first and second quarter, as segregated by property type were as follows:

                           2004 REIT CASH FLOW GROWTH

PROPERTY TYPE                           1ST QUARTER   2ND QUARTER   DIFFERENCE
-------------                           -----------   -----------   ----------
Self Storage..........................      -9.1%          7.2%        16.3%
Industrial............................      -5.0           7.8         12.8
Office................................      -8.7           0.2          8.9
Office/Industrial.....................      -7.4           0.8          8.2
Diversified...........................       0.0           4.0          4.0
Shopping Center.......................       9.6          13.2          3.6
Apartment.............................      -4.7          -2.7          2.0
Health Care...........................       3.3           2.2         -1.1
Regional Mall.........................      11.6           8.7         -2.9
Manufactured Home.....................     -13.0         -16.7         -3.7
Net Lease.............................      10.8          -6.1        -16.9
All REITs.............................       0.0%          3.8%         3.8%

Source: Citigroup. The data presented are for the REIT industry as a whole and is not indicative of the past or future performance of the fund.

    The improvement in fundamentals confounded those who believed that earnings growth would remain stagnant and that REITs were fully valued. Again, this acceleration in reported earnings growth was particularly unexpected for some of the more cyclical property types. Consensus expectations for apartments were for a further deterioration in the second quarter of -6%. Instead the earnings decline shrunk to -2.7%. The consensus expected the industrial REITs to persist in negative territory with a -1% earnings estimate for the second quarter. Instead, earnings increased 0.8%.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    Perhaps as important, this jolt in fundamentals has now forced many Wall Street analysts to revise their earnings expectations upward for the REIT sector in future periods. (Our proprietary estimates for REIT earnings growth have been consistent for some time: approximately 4% in 2004 and 10% in 2005, contingent on continued strength in the U.S. economy.) Just since the end of June, consensus REIT earnings growth expectations for 2005 have increased 2.9 percentage points, from 6.4% to 9.3%. And again, the more cyclical the sector, the further behind the curve the analysts have been in their estimates for 2005. For example, expectations for hotel earnings have increased by 7.8 percentage points, office earnings by 5 percentage points, and mall earnings by 3.3 percentage points since June.

    We believe that the broad-based improvement in real estate fundamentals is also having a significant impact on the value of real estate assets, contributing to higher REIT stock prices. Evidence of higher occupancies and higher rents for most property types has, in our view, led many REIT investors, analysts and managements to reflect significantly higher estimates of net asset value (NAV) for REIT stocks. In addition to improving property level income, we believe higher replacement costs are also pushing up NAVs. As property markets tighten (especially in densely populated urban areas) and commodity costs rise, the cost of the inputs to a real estate asset -- land, steel, concrete, wood, and labor, among others -- are all rising. As a result of all these factors, it has been our contention for some time that Wall Street NAVs for REIT stocks were too low, making the stocks themselves look expensive on a historical basis. In late September, Merrill Lynch's research team raised their NAV estimates for the entire REIT sector by approximately 9%, corroborating our view that the stocks are not overvalued relative to asset value.

    The fund's best performing investments during the quarter were in the shopping center and regional mall sectors, which produced total returns of 12.9% and 12.5% respectively, while the worst performing sector for the fund was the manufactured housing sector, which had a -10.3% total return. Shopping center companies Cedar Shopping Centers and Kramont Realty Trust were the fund's best performing holdings, contributing total returns of 23.6% and 18.3% respectively. Laggards during the quarter included Mission West Properties, with a total return of -12.6% and Affordable Residential Communities, with a total return of -10.3%.

INVESTMENT OUTLOOK

    For now, it seems that the consensus view of future REIT earnings growth is finally catching up with our own. Further, Wall Street estimates are generally not yet available for 2006, although we believe 2006 may be an even better year for REIT earnings growth than 2005, as higher occupancies and rents begin to work their way through REITs' income statements.

    One implication of the REIT market having now more or less correctly anticipated the improving fundamental picture is that the period of multiple expansion for REITs is likely drawing to a close. This implies to us that returns going forward are likely to be more in accordance with historical norms. For example, with REITs yielding 5.1% at quarter-end, and growth anticipated to be approximately 10% in 2005, the potential total return for REITs would be in line with historical norms over the next 12 months if earnings multiples remain unchanged. In short, we believe the REIT bull market is maturing. It is reasonable to expect that returns going forward are going to be lower than they have been over the last 18 months.

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--------------------------------------------------------------------------------
                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

    This being said, REITs are generally not at peak valuation levels, in our view. On average, our estimates indicate that REITs are trading at about a 6% premium to NAV. This is above the historical average of 2%, but certainly far from the 25% premiums generally associated with past valuation peaks. This NAV premium, if sustained, may actually contribute to REIT earnings growth near term as companies seeking to issue stock will generally have the ability to do so at a premium to NAV and acquire or develop new assets at par. This can in turn contribute meaningfully to earnings accretion. For this reason, we believe that equity issuance by REITs will increase from recent levels as the more forward-looking companies look to capitalize -- literally -- on improving fundamentals by acquiring more assets today in a bid to boost earnings in the future. The types of companies we remain invested in are those that we view as offering the greatest potential for rising income and that we believe will benefit most from economic strength. As a result, we believe that our REIT investments, driven both by improving property fundamentals within their existing real estate portfolios and by expanding external acquisition and development opportunities, still offer the potential to generate attractive total returns for shareholders.

Sincerely,

                Martin Cohen                Robert H. Steers
                MARTIN COHEN                ROBERT H. STEERS
                President                   Chairman

                            Joseph M. Harvey
                            JOSEPH M. HARVEY
                            Portfolio Manager

----------------------------------------------------------------------------
              VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

----------------------------------------------------------------------------


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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

--------------------------------------------------------------------------------
                          OUR LEVERAGE STRATEGY
                               (UNAUDITED)

    While we do not attempt to predict what future interest
    rates will be, it has been our philosophy to utilize
    interest rate swap transactions to seek to reduce the
    interest rate risk inherent in our utilization of leverage.
    Our leverage strategy involves issuing auction market
    preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income
    available for shareholders. As of September 30, 2004, AMPS represented 30% of the fund's managed net assets.
    Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate
    obligation for the term of the swap agreements).
    Specifically, we have fixed the rate on 70% of our
    borrowings at an average interest rate of 3.6%, for an
    average remaining period of 3.2 years (when we first entered into the swaps, the average term was 5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the
    fund, which is one of the reasons the fund has been able to increase its monthly dividend on several occasions. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.
--------------------------------------------------------------------------------

                          LEVERAGE FACTS(a)

Leverage (as % of managed net assets)...................    30%
% Fixed Rate............................................    70%
% Variable Rate.........................................    30%
Average Rate on Swaps...................................   3.6%
Average Term on Swaps...................................   3.2 years
Current Rate on AMPS....................................   1.9%

-------------------
(a) Data as of September 30, 2004. Information subject to change.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD(a)
                                                  ---------   ------------   ------------
EQUITIES                                140.84%(b)
  COMMON STOCK                          123.26%
    DIVERSIFIED                          14.36%
         Capital Trust -- Class A...............     66,200   $  1,926,420       6.19%
         Colonial Properties Trust..............    514,400     20,689,168       6.66
         Crescent Real Estate Equities Co. .....  1,237,400     19,476,676       9.53
         iStar Financial........................    336,800     13,886,264       6.77
         Vornado Realty Trust...................    640,700     40,159,076       4.53
                                                              ------------
                                                                96,137,604
                                                              ------------
    HEALTH CARE                          16.28%
         Health Care Property Investors.........  1,065,800     27,710,800       6.42
         Health Care REIT.......................    555,800     19,564,160       6.82
         LTC Properties.........................    307,800      5,506,542       6.71
         Nationwide Health Properties...........  1,009,400     20,945,050       7.13
         Ventas.................................  1,358,800     35,220,096       5.02
                                                              ------------
                                                               108,946,648
                                                              ------------
    HOTEL                                 2.90%
         Hospitality Properties Trust...........    406,400     17,267,936       6.78
         Strategic Hotel Capital................    157,900      2,134,808       6.51
                                                              ------------
                                                                19,402,744
                                                              ------------
    INDUSTRIAL                            3.25%
         First Industrial Realty Trust..........    590,200     21,778,380       7.43
                                                              ------------
    MORTAGE                               2.37%
         Newcastle Investment Corp. ............    516,937     15,869,966       7.82
                                                              ------------
    OFFICE                               36.85%
         Arden Realty...........................    937,400     30,540,492       6.20
         BioMed Realty Trust....................     58,900      1,036,051       6.14
         Boston Properties......................    233,600     12,939,104       4.69
         Brandywine Realty Trust................  1,021,000     29,078,080       6.18
         CarrAmerica Realty Corp................    848,500     27,745,950       6.12
         Equity Office Properties Trust.........  1,472,600     40,128,350       7.34
         HRPT Properties Trust..................    639,600      7,029,204       7.64
         Highwoods Properties...................    559,200     13,761,912       6.91
         Kilroy Realty Corp.....................    114,100      4,339,223       5.21
         Mack-Cali Realty Corp..................    846,400     37,495,520       5.69
         Maguire Properties.....................    507,800     12,344,618       6.58
         Prentiss Properties Trust..............    840,400     30,254,400       6.22
                                                              ------------
                                                               246,692,904
                                                              ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the fund net assets.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    OFFICE/INDUSTRIAL                    10.04%
         Liberty Property Trust.................    836,800   $ 33,338,112       6.12%
         Mission West Properties................    869,400      8,998,290       9.28
         Reckson Associates Realty Corp.........    865,500     24,883,125       5.91
                                                              ------------
                                                                67,219,527
                                                              ------------
    RESIDENTIAL                          17.92%
       APARTMENT                         17.46%
         AMLI Residential Properties Trust......     65,000      1,985,750       6.28
         Archstone-Smith Trust..................    976,500     30,896,460       5.44
         AvalonBay Communities..................    374,100     22,528,302       4.65
         Camden Property Trust..................    507,200     23,432,640       5.50
         Gables Residential Trust...............    466,500     15,930,975       7.06
         Home Properties........................    303,100     11,990,636       6.27
         Mid-America Apartment Communities......    258,800     10,080,260       6.01
                                                              ------------
                                                               116,845,023
                                                              ------------
       MANUFACTURED HOME                  0.46%
         Affordable Residential Communities.....    212,400      3,101,040       8.56
                                                              ------------
         TOTAL RESIDENTIAL......................               119,946,063
                                                              ------------
    SELF STORAGE                          0.42%
         Sovran Self Storage....................     71,500      2,801,370       6.18
                                                              ------------
    SHOPPING CENTER                      18.56%
       COMMUNITY CENTER                   6.04%
         Cedar Shopping Centers.................    180,000      2,511,000       6.45
         Heritage Property Investment Trust.....    385,800     11,253,786       7.20
         Kramont Realty Trust...................    230,500      4,287,300       6.99
         New Plan Excel Realty Trust............    189,400      4,735,000       6.60
         Ramco-Gershenson Properties Trust......    652,600     17,672,408       6.20
                                                              ------------
                                                                40,459,494
                                                              ------------
       REGIONAL MALL                     12.52%
         CBL & Associates Properties............     64,200      3,912,990       4.76
         Glimcher Realty Trust..................    594,700     14,451,210       7.90
         Macerich Co............................    609,800     32,496,242       4.58
         Mills Corp.............................    635,000     32,937,450       4.59
                                                              ------------
                                                                83,797,892
                                                              ------------
         TOTAL SHOPPING CENTER..................               124,257,386
                                                              ------------

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    SPECIALTY                             0.31%
         American Campus Communities............    111,900   $  2,076,864       7.27%
                                                              ------------
              TOTAL COMMON STOCK (Identified
                cost -- $599,227,541)...........               825,129,456
                                                              ------------
  PREFERRED STOCK                        17.58%
    DIVERSIFIED                           1.94%
         Colonial Properties Trust, 8.125%,
            Series D............................    190,300      5,025,823       7.69
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible).......     10,900        231,189       7.97
         Crescent Real Estate Equities Co.,
            9.50%, Series B.....................    137,400      3,737,280       8.75
         iStar Financial, 7.80%, Series F.......    100,000      2,522,000       7.73
         iStar Financial, 7.65%, Series G.......     60,000      1,500,000       7.64
                                                              ------------
                                                                13,016,292
                                                              ------------
    HEALTH CARE                           0.78%
         Health Care REIT, 7.625%, Series F.....    147,900      3,660,525       7.72
         Omega Healthcare Investors, 8.375%,
            Series D............................     60,000      1,563,000       8.02
                                                              ------------
                                                                 5,223,525
                                                              ------------
    HOTEL                                 1.98%
         Equity Inns, 8.75%, Series B...........    180,000      4,752,000       8.30
         FelCor Lodging Trust, $1.95, Series A
            (Convertible).......................     26,500        641,300       8.06
         FelCor Lodging Trust, 9.00%,
            Series B............................     25,100        642,560       8.79
         Host Marriott Corp., 10.00%,
            Series B............................     69,100      1,804,892       9.57
         Host Marriott Corp., 10.00%,
            Series C............................     99,200      2,670,464       9.29
         Host Marriott Corp., 8.875%,
            Series E............................     40,000      1,102,400       8.06
         Host Marriott Financial Trust, 6.75%,
            (QUIPS) (Convertible)(a)............     17,300        925,550       6.32
         LaSalle Hotel Properties, 10.25%,
            Series A............................     25,400        708,660       9.18
                                                              ------------
                                                                13,247,826
                                                              ------------
    INDUSTRIAL                            0.01%
         ProLogis, 8.54%, Series C..............        980         56,013       7.47
                                                              ------------

-----------------
(a) QUIPS Quarterly Income Preferred Securities

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
    MORTGAGE                              0.45%
         Newcastle Investment Corp., 9.75%,
            Series B............................    111,300   $  2,992,857       9.07%
                                                              ------------
    OFFICE                                3.23%
         Alexandria Real Estate Equities,
            9.10%, Series B.....................      2,000         54,040       8.44
         Cousins Properties, Inc., 7.75%,
            Series A............................     87,660      2,260,751       7.52
         HRPT Properties Trust, 8.75%,
            Series B............................    400,000     10,908,000       8.03
         Highwoods Properties, 8.625%,
            Series A............................      2,679      2,794,532       8.27
         Highwoods Properties, 8.00%,
            Series D............................     37,000        923,150       8.02
         Maguire Properties, 7.625%,
            Series A............................     90,500      2,253,450       7.67
         SL Green Realty Corp., 7.625%,
            Series C............................     94,000      2,409,220       7.45
                                                              ------------
                                                                21,603,143
                                                              ------------
    OFFICE/INDUSTRIAL                     0.09%
         Reckson Associates Realty Corp.,
            7.625%, Series A....................     23,338        610,055       7.31
                                                              ------------
    RESIDENTIAL -- APARTMENT              0.70%
         Apartment Investment & Management Co.,
            9.375%, Series G....................      2,500         66,650       8.78
         Apartment Investment & Management Co.,
            10.10%, Series Q....................      5,800        153,700       9.55
         Apartment Investment & Management Co.,
            10.00%, Series R....................        100          2,667       9.37
         Mid-America Apartment Communities,
            8.30%, Series H.....................    120,800      3,113,016       8.07
         Post Properties, 8.50%, Series A.......     12,000        699,540       7.38
         United Dominion Realty Trust, 8.60%,
            Series B............................     25,000        676,000       7.95
                                                              ------------
                                                                 4,711,573
                                                              ------------
    SHOPPING CENTER                       8.10%
       COMMUNITY CENTER                   1.20%
         Developers Diversified Realty Corp.,
            8.60%, Series F.....................     23,200        621,760       8.02
         Federal Realty Investment Trust,
            8.50%, Series B.....................     20,000        541,200       7.84
         Ramco-Gershenson Property Trust,
            9.50%, Series B.....................    189,100      5,124,610       8.78
         Urstadt Biddle Properties, 8.50%,
            Series C............................     16,000      1,748,000       7.78
                                                              ------------
                                                                 8,035,570
                                                              ------------

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                   NUMBER                      DIVIDEND
                                                  OF SHARES      VALUE          YIELD
                                                  ---------   ------------   ------------
       FREE STANDING                      0.46%
         Commercial Net Lease Realty, 9.00%,
            Series A............................    100,500   $  2,738,625       8.26%
         Realty Income Corp., 7.375%,
            Series D............................     13,300        347,795       7.04
                                                              ------------
                                                                 3,086,420
                                                              ------------
       OUTLET CENTER                      0.64%
         Chelsea Property Group, 8.375%,
            Series A............................     70,800      4,265,700       6.95
                                                              ------------
       REGIONAL MALL                      5.80%
         CBL & Associates Properties, 7.75%,
            Series C............................    145,200      3,805,692       7.40
         Glimcher Realty Trust, 8.75%,
            Series F............................     40,000      1,059,600       8.27
         Glimcher Realty Trust, 8.125%,
            Series G............................     80,000      2,036,000       7.98
         Mills Corp., 9.00%, Series B(a)........    714,100     19,409,238       8.28
         Mills Corp., 9.00%, Series C...........    140,000      3,850,000       8.18
         Mills Corp., 8.75%, Series E...........     80,000      2,160,000       8.11
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A.............     98,300      5,848,850       9.24
         Taubman Centers, 8.30%, Series A.......     25,000        643,000       8.09
                                                              ------------
                                                                38,812,380
                                                              ------------
         TOTAL SHOPPING CENTER..................                54,200,070
                                                              ------------
    SPECIALTY                             0.30%
         Capital Automotive REIT, 7.50%,
            Series A............................     80,000      2,032,000       7.40
                                                              ------------
              TOTAL PREFERRED STOCK
                (Identified
                cost -- $109,366,646)...........               117,693,354
                                                              ------------
              TOTAL EQUITIES
                (Identified
                cost -- $708,594,187)...........               942,822,810
                                                              ------------

-------------------
(a) 77,000 shares segregated as collateral for the interest rate swap transactions.

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                                       10

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                    PRINCIPAL
                                                      AMOUNT         VALUE
                                                    ----------   -------------
CORPORATE BOND                              1.84%
         HMH Properties, 7.875%, due 8/1/08......   $1,017,000   $   1,051,324
         Host Marriott, LP, 9.50%, due 1/15/07...    5,000,000       5,562,500
         Ventas Realty, LP, 9.00%, due 5/1/12....    5,000,000       5,725,000
                                                                 -------------
              TOTAL CORPORATE BOND
               (Identified cost -- $10,779,580)..                   12,338,824
                                                                 -------------
COMMERCIAL PAPER                            0.32%
         State Street Corp., 1.40%, due 10/01/04
            (Identified cost -- $2,112,000)......    2,112,000       2,112,000
                                                                 -------------

TOTAL INVESTMENTS (Identified cost --
     $721,485,767)....................... 143.00%                  957,273,634(a)
OTHER ASSETS IN EXCESS OF LIABILITIES....   0.47%                    3,113,838
LIQUIDATION VALUE OF TAXABLE AUCTION
  MARKET PREFERRED SHARES: SERIES M,
  SERIES T, SERIES TH, AND SERIES F
  (Equivalent to $25,000 per share
  based on 2,400 shares outstanding
  for Series M, Series T, Series TH
  and Series F).......................... (35.85)%                (240,000,000)
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M28
  (Equivalent to $25,000 based on
  2,040 shares outstanding)..............  (7.62)%                 (51,000,000)
                                          ------                 -------------
NET ASSETS APPLICABLE TO COMMON SHARES
  (Equivalent to $21.13 per share based
  on 31,681,637 shares of capital stock
  outstanding)........................... 100.00%                $ 669,387,472
                                          ------                 -------------
                                          ------                 -------------

-------------------
(a) At September 30, 2004, net unrealized appreciation was $235,787,867 based on cost for federal income tax purposes of $721,485,767. This consisted of aggregate gross unrealized appreciation on investments of $236,913,977 and aggregate gross unrealized depreciation on investments of $1,126,110.

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                                       11

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2004 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products, UBS AG, Banc of America Securities and Royal Bank of Canada. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 77,000 shares of Mills Corp., 9.00%, Series B as collateral for the interest rate swap transactions. Details of the interest rate swap transactions as of September 30, 2004 are as follows:

                                                                                                    UNREALIZED
                                    NOTIONAL                 FLOATING RATE(a)                      APPRECIATION/
          COUNTERPARTY               AMOUNT     FIXED RATE   (RESET MONTHLY)   TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------   ---------------   ----------------   --------------
Banc of America Securities.......  $11,850,000    3.215%         1.670%        October 2, 2008     $   106,303
Merrill Lynch Derivative
  Products.......................  $38,000,000    2.930%         1.811%        October 18, 2005       (188,388)
Merrill Lynch Derivative
  Products.......................  $38,000,000    3.660%         1.811%        October 18, 2007       (447,764)
Merrill Lynch Derivative
  Products.......................  $38,000,000    4.160%         1.811%        October 18, 2009       (702,561)
RBC Bank of Canada...............  $11,850,000    3.680%         1.827%        October 22, 2008        (91,859)
UBS AG...........................  $22,000,000    2.920%         1.811%        October 18, 2005       (110,480)
UBS AG...........................  $22,000,000    3.642%         1.811%        October 18, 2007       (254,646)
UBS AG...........................  $22,000,000    4.165%         1.811%        October 18, 2009       (422,417)
                                                                                                   -----------
                                                                                                   $(2,111,812)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2004.

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                                       12







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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2004 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/03..............                 $613,366,435            $19.36
    Net investment income..................  $ 27,717,034                  $ 0.87
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................    64,865,493                    2.06
Distributions from net investment
  income to:
    Common shareholders....................   (33,740,944)                  (1.07)
    Preferred shareholders.................    (3,028,048)                  (0.10)
    Increase in net assets from preferred
       offering cost adjustment............       207,502                    0.01
                                             ------------                  ------
Net increase in net asset value............                   56,021,037              1.77
                                                            ------------            ------
End of period: 9/30/2004...................                 $669,387,472            $21.13
                                                            ------------            ------
                                                            ------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       13

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                 (PERIODS ENDED SEPTEMBER 30, 2004) (UNAUDITED)

                                              SINCE INCEPTION
                   ONE YEAR                     (5/31/01)
                   --------                     ---------
                    33.25%                        29.86%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'street name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

   A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

-------------------
(a) Based on net asset value.

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


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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.


--------------------------------------------------------------------------------

                                PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

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                                       15

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                   FOR TOTAL RETURN:

                   COHEN & STEERS                                         COHEN & STEERS
                 REALTY INCOME FUND                                       REALTY SHARES

         IDEAL FOR INVESTORS SEEKING A HIGH                  IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            RETURN THROUGH BOTH CURRENT INCOME AND
         INVESTING PRIMARILY IN REITS                        CAPITAL APPRECIATION, INVESTING PRIMARILY
                                                             IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                    FOR TOTAL RETURN:                              FOR CAPITAL APPRECIATION:

                     COHEN & STEERS                                     COHEN & STEERS
                      UTILITY FUND                                     REALTY FOCUS FUND


         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM
         RETURN THROUGH BOTH CURRENT INCOME AND              CAPITAL APPRECIATION, INVESTING IN A
         CAPITAL APPRECIATION, INVESTING PRIMARILY           LIMITED NUMBER OF REITS AND OTHER REAL
         IN UTILITIES                                        ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY FOLLOWING THE INSTRUCTIONS ABOVE.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

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                                       16

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

 Robert H. Steers                          INVESTMENT MANAGER
 Director and chairman                     Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
 Martin Cohen                              New York, NY 10017
 Director and president                    (212) 832-3232

 Bonnie Cohen                              FUND SUBADMINISTRATOR AND CUSTODIAN
 Director                                  State Street Bank and Trust Company
                                           225 Franklin Street
 George Grossman                           Boston, MA 02110
 Director
                                           TRANSFER AGENT -- COMMON SHARES
 Richard J. Norman                         Equiserve Trust Company
 Director                                  250 Royall Street
                                           Canton, MA 02021
 Frank K. Ross                             (800) 426-5523
 Director
                                           TRANSFER AGENT -- PREFERRED SHARES
 Willard H. Smith Jr.                      The Bank of New York
 Director                                  100 Church Street
                                           New York, NY 10007
 Adam Derechin
 Vice president and assistant treasurer    LEGAL COUNSEL
                                           Simpson Thacher & Bartlett LLP
 Joseph M. Harvey                          425 Lexington Avenue
 Vice president                            New York, NY 10017

 Lawrence B. Stoller                       New York Stock Exchange Symbol: RPF
 Assistant secretary                       Web site: cohenandsteers.com

                                           This report is for shareholder
                                           information. This is not a prospectus
                                           intended for use in the purchase or sale
                                           of fund shares. Past performance is of
                                           course no guarantee of future results
                                           and your investment may be worth more or
                                           less at the time you sell.

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                                       17

                                    [COHEN & STEERS
                               PREMIUM INCOME REALTY LOGO]

                         -----------------------------------------

                                    QUARTERLY REPORT
                                   SEPTEMBER 30, 2004




COHEN & STEERS
PREMIUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NEW YORK 10017